UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 28, 2026
Azenta, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Summit Drive, Burlington, MA 01803
(Address of principal executive offices and Zip Code)
(888) 229-3682
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AZTA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 28, 2026, Azenta, Inc. (“Azenta” or the “Company”) entered into a Technology, Equipment and License Agreement (the “License Agreement”) and a Master Services and Supply Agreement (the “Supply Agreement” and, together with the License Agreement, the “Elegen Agreements”) with Elegen Corp. (“Elegen”). The Elegen Agreements form an integrated commercial arrangement.

Under the License Agreement, Azenta and its controlled affiliates have acquired an exclusive, royalty-free license under Elegen’s proprietary technology, including patents and know-how relating to gene synthesis and cell-free cloning, to manufacture, market, distribute, offer to sell, sell, import and export certain gene synthesis products, and to provide those products as a service, to third-party customers worldwide, subject to the terms and conditions of the License Agreement. The arrangements are intended to support the expansion of the Company’s GENEWIZ gene synthesis capabilities and regional production capacity.

The exclusive license is subject to specified retained rights and exceptions, including Elegen’s right to supply its platform and consumables to customers for their internal research, development and limited manufacturing purposes, performance of specified existing customer contracts and limited customer-evaluation activities. The License Agreement has an initial term of five years, unless earlier terminated in accordance with its terms, and may be extended by mutual agreement. Azenta has the option, exercisable between 12 and 18 months after execution upon payment of $25 million (plus any then-unpaid license fees) to convert its license rights to an irrevocable, perpetual, exclusive, royalty-free license. If the License Agreement expires at the end of its term without conversion, the product license generally continues on a perpetual, fully paid-up, non-exclusive basis. Under the Supply Agreement, Elegen will supply Azenta with Elegen’s proprietary consumables for use with the licensed platform and provide related services, including access to Elegen’s facility for training and process development.

Aggregate capital deployment contemplated by the Elegen Agreements is expected to range from approximately $32 million to approximately $71 million, depending on the extent of Azenta’s future capital equipment purchases and whether Azenta elects to convert its license rights to perpetual rights.

For up to five years, subject to specified conditions and earlier expiration, the License Agreement also grants Azenta certain rights with respect to specified proposed changes of control of Elegen and transfers of its relevant business or technology rights.

The foregoing description summarizes certain terms of the Elegen Agreements, does not purport to be complete and is qualified in its entirety by reference to the full text of those agreements, which the Company intends to file as exhibits to its Quarterly Report on Form 10-Q for the fiscal quarter ending December 31, 2026.

Item 7.01. Regulation FD Disclosure.

On October 30, 2026, the Company issued a press release announcing the acquisition of SynPlexity Inc. (“SynPlexity”) and the contractual arrangements with Elegen described in Items 1.01 and 8.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing. Neither this Item 7.01 nor Exhibit 99.1 is incorporated by reference into Items 1.01 or 8.01 of this Current Report on Form 8-K.

Item 8.01. Other Events

On October 28, 2026, the Company entered into a Stock Purchase Agreement with SynPlexity Inc. (“SynPlexity”), its stockholders and other parties thereto, pursuant to which the Company acquired all of the issued and outstanding capital stock of SynPlexity. The acquisition closed concurrently with execution of the Stock Purchase Agreement.

SynPlexity is a DNA assembly technology company providing products and services centered on large, multiplexed gene libraries for functional screening, drug discovery, therapeutics, and other applications.

The acquisition adds technology and expertise that the Company intends to integrate into its GENEWIZ synthesis portfolio. The acquisition and the Elegen arrangements are separate transactions, each intended to support the continued development of the Company’s DNA synthesis capabilities.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K and the press release furnished as Exhibit 99.1 contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements concerning anticipated capital deployment and equipment purchases; potential exercise of the perpetual-license option; regional production deployments; integration of SynPlexity’s technology; potential contingent payments; and expected benefits of the transactions, including improvements in synthesis speed, scalability, construct complexity, manufacturing efficiency and the expansion of the Company’s offerings and markets. Forward-looking statements are based on management’s current expectations and assumptions and are not guarantees of future performance.

Actual results could differ materially as a result of risks and uncertainties, including the Company’s ability to complete technology transfer, validate and scale the licensed platform, and integrate the acquired technology and personnel; dependence on Elegen for technology, consumables, equipment, software and support and Elegen’s ability to perform its obligations; maintenance of license exclusivity and continuity of supply; intellectual property rights, contractual restrictions and changes in control of Elegen; the pace of technological change and competitive developments; customer adoption and demand; the timing and cost of deployment; and the Company’s ability to realize the anticipated benefits. These risks are in addition to those described in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date made. Except as required by law, the Company undertakes no obligation to update them.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated October 30, 2026 (furnished herewith pursuant to Item 7.01)
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZENTA, INC.

/s/ Ephraim Starr
Date: October 30, 2026	Ephraim Starr
Senior Vice President, General Counsel and Secretary